--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 28, 2003

                        PHIBRO ANIMAL HEALTH CORPORATION
             (Exact name of registrant as specified in its charter)

            New York                  333-64641                 13-1840497
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)

                                One Parker Plaza
                           Fort Lee, New Jersey 07024
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (201) 944-6020
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

================================================================================

Item 2. Acquisition or Disposition of Assets.

      Effective August 28, 2003, pursuant to a Stock Purchase Agreement dated as of August 14, 2003, Phibro Animal Health Corporation (formerly named Philipp Brothers Chemicals, Inc.) ("PAHC" or the "Company") completed the sale of its subsidiary, Mineral Resource Technologies, Inc. ("MRT") to Cemex, Inc. The transaction consisted of the sale of all of the capital stock of MRT, and the satisfaction and/or release of all intercompany indebtedness of MRT to the Company and its other subsidiaries (the "MRT Transaction"), for total net cash proceeds of approximately $14,000,000 (after giving effect to various fees, costs and expenses relating to the transaction), which net proceeds are subject to certain post-closing escrow requirements and potential post-closing adjustments provided for in such Stock Purchase Agreement.

Item 7. Financial Statements and Exhibits

      (b)   Pro forma financial information.

               Pro Forma consolidated financial statements of the Company giving effect to the MRT Transaction (see following page).

      (c)   Exhibits

      Exhibit 1 Stock Purchase Agreement, dated as of August 14, 2003, between Cemex, Inc. and Phibro Animal Health Corporation [A request for confidential treatment has been made with respect to portions of these documents. Confidential portions have been omitted and filed separately with the SEC.]

                        PHIBRO ANIMAL HEALTH CORPORATION
         INDEX TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                                                            Page
                                                                            ----

Unaudited Pro Forma Condensed Consolidated Balance Sheet
   as of March 31, 2003                                                        4

Unaudited Pro Forma Condensed Consolidated Statement of Operations
   for the nine months ended March 31, 2003                                    5

Unaudited Pro Forma Condensed Consolidated Statements of Operations
   for the years ended June 30, 2002, 2001, and 2000                         6-8

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements       9

                PHIBRO ANIMAL HEALTH CORPORATION AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (Unaudited)
                              As of March 31, 2003
                                 (In Thousands)

                                                                    Historical         Pro forma             Pro forma
                                                                     Balances         Adjustments            Balances
                                                                    ----------        -----------            ---------
                                                       ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                        $ 12,031          $    (15) 2. (a)      $ 12,016
    Trade receivables, less allowance for doubtful accounts
      of $1,629 historical and $1,533 pro forma                        59,902            (2,221) 2. (a)        57,681
    Other receivables                                                   2,669              (223) 2. (a)         2,446
    Inventories                                                        93,312            (1,700) 2. (a)        91,612
    Prepaid expenses and other current assets                          15,950              (902) 2. (a)        15,048
    Current assets from discontinued operations                         1,693                --                 1,693
                                                                     --------          --------              --------
        TOTAL CURRENT ASSETS                                          185,557            (5,061)              180,496

PROPERTY, PLANT AND EQUIPMENT, net                                     73,368           (10,277) 2. (a)        63,091

INTANGIBLES                                                            11,169              (204) 2. (a)        10,965

OTHER ASSETS                                                           12,379              (489) 2. (a)        11,890

                                                                     --------          --------              --------
                                                                     $282,473          $(16,031)             $266,442
                                                                     ========          ========              ========

                                        LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
    Cash overdraft                                                   $  4,646          $   (274) 2. (a)      $  4,372
    Loans payable to banks                                             35,215           (14,000) 2. (b)        21,215
    Current portion of long-term debt                                  29,741               (63) 2. (a)        29,678
    Accounts payable                                                   46,047            (1,093) 2. (a)        44,954
    Accrued expenses and other current liabilities                     52,096              (177) 2. (a)        51,919
    Current liabilities from discontinued operations                    1,148                --                 1,148
                                                                     --------          --------              --------
        TOTAL CURRENT LIABILITIES                                     168,893           (15,607)              153,286

LONG-TERM DEBT                                                        103,027              (226) 2. (a)       102,801

OTHER LIABILITIES                                                      22,138              (198) 2. (a)        21,940
                                                                     --------          --------              --------
        TOTAL LIABILITIES                                             294,058           (16,031)              278,027
                                                                     --------          --------              --------
COMMITMENTS AND CONTINGENCIES

REDEEMABLE SECURITIES:
    Series B and C preferred stock                                     63,129                --                63,129
                                                                     --------          --------              --------
STOCKHOLDERS' DEFICIT:
    Preferred stock                                                       521                --                   521
    Common stock                                                            2                --                     2
    Paid-in capital                                                       740                --                   740
    Accumulated deficit                                               (66,442)                                (66,442)
    Accumulated other comprehensive income (loss):
      Gain on derivative instruments                                       51                --                    51
      Cumulative currency translation adjustment                       (9,586)               --                (9,586)
                                                                     --------          --------              --------
        TOTAL STOCKHOLDERS' DEFICIT                                   (74,714)               --               (74,714)
                                                                     --------          --------              --------
                                                                     $282,473          $(16,031)             $266,442
                                                                     ========          ========              ========

  See notes to unaudited pro forma condensed consolidated financial statements

                PHIBRO ANIMAL HEALTH CORPORATION AND SUBSIDIARIES
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
                    For the Nine Months Ended March 31, 2003
                                 (In Thousands)

                                                      Historical         Pro forma            Pro forma
                                                        Results         Adjustments            Results
                                                      ----------        -----------           ---------

NET SALES                                              $280,614          $(14,001) 3. (a)      $266,613

COST OF GOODS SOLD                                      211,140           (13,997) 3. (a)       197,143
                                                       --------          --------              --------

    GROSS PROFIT                                         69,474                (4)               69,470

SELLING, GENERAL AND ADMINISTRATIVE
    EXPENSES                                             51,559            (1,684) 3. (a)        49,875
                                                       --------          --------              --------

    OPERATING INCOME                                     17,915             1,680                19,595

OTHER:
    Interest expense                                     12,138              (542) 3. (b)        11,596
    Interest (income)                                      (135)               --                  (135)
    Other expense, net                                    1,317                --                 1,317
                                                       --------          --------              --------

    INCOME FROM CONTINUING OPERATIONS
       BEFORE INCOME TAXES                                4,595             2,222                 6,817

PROVISION FOR INCOME TAXES                                2,440                --  3. (c)         2,440
                                                       --------          --------              --------

    INCOME FROM CONTINUING OPERATIONS                  $  2,155          $  2,222              $  4,377
                                                       ========          ========              ========

  See notes to unaudited pro forma condensed consolidated financial statements

                PHIBRO ANIMAL HEALTH CORPORATION AND SUBSIDIARIES
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
                        For the Year Ended June 30, 2002
                                 (In Thousands)

                                                      Historical         Pro forma            Pro forma
                                                        Results         Adjustments            Results
                                                      ----------        -----------           ---------

NET SALES                                              $357,594          $(17,045) 3. (a)      $340,549

COST OF GOODS SOLD                                      276,231           (17,676) 3. (a)       258,555
                                                       --------          --------              --------

    GROSS PROFIT                                         81,363               631                81,994

SELLING, GENERAL AND ADMINISTRATIVE
    EXPENSES                                             74,576            (2,299) 3. (a)        72,277
                                                       --------          --------              --------

    OPERATING INCOME                                      6,787             2,930                 9,717

OTHER:
    Interest expense                                     18,158              (680) 3. (b)        17,478
    Interest (income)                                      (356)               --                  (356)
    Other expense, net                                    3,086                --                 3,086
                                                       --------          --------              --------

    INCOME (LOSS) FROM CONTINUING OPERATIONS
       BEFORE INCOME TAXES                              (14,101)            3,610               (10,491)

PROVISION FOR INCOME TAXES                               14,829                --  3. (c)        14,829
                                                       --------          --------              --------

    INCOME (LOSS) FROM CONTINUING OPERATIONS           $(28,930)         $  3,610              $(25,320)
                                                       ========          ========              ========

  See notes to unaudited pro forma condensed consolidated financial statements

                PHIBRO ANIMAL HEALTH CORPORATION AND SUBSIDIARIES
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
                        For the Year Ended June 30, 2001
                                 (In Thousands)

                                                      Historical         Pro forma            Pro forma
                                                        Results         Adjustments            Results
                                                      ----------        -----------           ---------

NET SALES                                              $333,970          $(14,306) 3. (a)      $319,664

COST OF GOODS SOLD                                      263,260           (12,955) 3. (a)       250,305
                                                       --------          --------              --------

    GROSS PROFIT                                         70,710            (1,351)               69,359

SELLING, GENERAL AND ADMINISTRATIVE
    EXPENSES                                             66,599            (2,674) 3. (a)        63,925
                                                       --------          --------              --------

    OPERATING INCOME                                      4,111             1,323                 5,434

OTHER:
    Interest expense                                     18,297              (979) 3. (b)        17,318
    Interest (income)                                      (566)               --                  (566)
    Other (income), net                                    (602)               --                  (602)
                                                       --------          --------              --------

    INCOME (LOSS) FROM CONTINUING OPERATIONS
       BEFORE INCOME TAXES                              (13,018)            2,302               (10,716)

PROVISION (BENEFIT) FOR INCOME TAXES                       (831)              842  3. (c)            11
                                                       --------          --------              --------

    INCOME (LOSS) FROM CONTINUING OPERATIONS           $(12,187)         $  1,460              $(10,727)
                                                       ========          ========              ========

  See notes to unaudited pro forma condensed consolidated financial statements

                PHIBRO ANIMAL HEALTH CORPORATION AND SUBSIDIARIES
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
                        For the Year Ended June 30, 2000
                                 (In Thousands)

                                                      Historical         Pro forma            Pro forma
                                                        Results         Adjustments            Results
                                                      ----------        -----------           ---------

NET SALES                                              $292,222          $(11,604) 3. (a)      $280,618

COST OF GOODS SOLD                                      226,538           (10,028) 3. (a)       216,510
                                                       --------          --------              --------

    GROSS PROFIT                                         65,684            (1,576)               64,108

SELLING, GENERAL AND ADMINISTRATIVE
    EXPENSES                                             50,769            (1,796) 3. (a)        48,973
                                                       --------          --------              --------

    OPERATING INCOME                                     14,915               220                15,135

OTHER:
    Interest expense                                     14,754            (1,168) 3. (b)        13,586
    Interest (income)                                      (600)               --                  (600)
    Other (income), net                                  (1,452)               --                (1,452)
                                                       --------          --------              --------

    INCOME FROM CONTINUING OPERATIONS
       BEFORE INCOME TAXES                                2,213             1,388                 3,601

PROVISION FOR INCOME TAXES                                1,113               542  3. (c)         1,655
                                                       --------          --------              --------

    INCOME FROM CONTINUING OPERATIONS                  $  1,100          $    846              $  1,946
                                                       ========          ========              ========

  See notes to unaudited pro forma condensed consolidated financial statements

                        PHIBRO ANIMAL HEALTH CORPORATION
   NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
      For the Nine Months Ended March 31, 2003 and the Years Ended June 30,
                              2002, 2001 and 2000
                                 (In Thousands)

1.    Basis of Presentation

      The pro forma condensed consolidated financial statements are presented for illustrative purposes only, giving effect to the sale of Mineral Resource Technologies, Inc. ("MRT") as described and therefore are neither indicative of the operating results that might have been achieved had the sale occurred as of an earlier date nor indicative of operating results which may occur in the future. In the opinion of management, these statements include all material adjustments necessary to reflect, on a pro forma basis, the effect of the sale on the historical financial information of the Company. The condensed consolidated statements of operations of Phibro Animal Health Corporation (the "Company") for the years ended June 30, 2002, 2001 and 2000 are derived from the audited financial statements of the Company. All other financial information is unaudited. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and related notes contained in the Company's Annual Report on Form 10-K for the year ended June 30, 2002.

      Effective August 28, 2003, pursuant to a Stock Purchase Agreement dated as of August 14, 2003, the Company completed the sale of its subsidiary, Mineral Resource Technologies, Inc. ("MRT"), to Cemex, Inc. The transaction consisted of the sale of all of the capital stock of MRT, and the satisfaction and/or release of all intercompany indebtedness of MRT to the Company and its other subsidiaries (the "MRT Transaction"), for total net cash proceeds of approximately $14,000 (after giving effect to various fees, costs and expenses relating to the transaction), which net proceeds are subject to certain post-closing escrow requirements and potential post-closing adjustments provided for in such Stock Purchase Agreement. The Company does not anticipate a material gain or loss on disposal based upon its assessment of the likely outcomes of the post-closing adjustments.

      The following unaudited pro forma condensed consolidated financial statements give effect to the disposition of MRT. The disposition will be accounted for as a discontinued operation in accordance with SFAS No. 144. The accompanying unaudited pro forma condensed consolidated balance sheet reflects the sale as if it occurred at March 31, 2003. The accompanying unaudited pro forma condensed consolidated statements of operations reflect the sale as if it occurred at the beginning of each period presented.

      The Company's Odda Smelteverk (Norway) and Carbide Industries (U.K.) businesses have been classified as discontinued operations in the historical financial statements. These pro forma condensed consolidated statements of operations present only results of continuing operations.

2. Pro forma Adjustments - Condensed Consolidated Balance Sheet as of March 31, 2003

      (a) To reflect the removal of the balance sheet accounts of MRT as of March 31, 2003.

      (b) To reflect the assumed reduction of the Company's senior credit facility by the approximate net cash proceeds from the sale of MRT.

                        PHIBRO ANIMAL HEALTH CORPORATION
   NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
      For the Nine Months Ended March 31, 2003 and the Years Ended June 30,
                              2002, 2001 and 2000
                                 (In Thousands)

3. Pro Forma Adjustments - Condensed Consolidated Statements of Operations for the Nine Months ended March 31, 2003 and for the Years Ended June 30, 2002, 2001 and 2000.

      (a) To reflect the removal of the income statement accounts of MRT for each period presented.

      (b) To reflect the reduction of interest expense due to the assumed reduction of the Company's senior credit facility by the approximate net cash proceeds from the sale of MRT. Interest expense was adjusted based on average interest rates of the senior bank credit facility of 5.2% for the nine months ended March 31, 2003 and 4.9%, 7.0% and 8.3% for the fiscal years ended June 30, 2002, 2001 and 2000, respectively.

      (c) To reflect the removal of estimated income taxes related to the historical financial results of MRT and related to the unaudited pro forma adjustment to interest expense. For the nine months ended March 31, 2003 and for the year ended June 30, 2002, the Company did not recognize income tax benefits related to domestic operating losses, due to the uncertainty of future profitability, and accordingly, no adjustment to income taxes was reflected in these pro forma condensed consolidated statements of operations.

4. Statements made in this Form 8-K may contain forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Act of 1995. Such statements involve certain risks and uncertainties that could cause results to differ materially from those in the forward-looking statements.

      Information on potential risks and uncertainties may be found under the caption "Risks and Uncertainties" in Note 1 of the Notes to Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for the year ended June 30, 2002, as well as under the caption "Certain Factors Affecting Future Operating Results" under Item 7 of such Annual Report.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PHIBRO ANIMAL HEALTH CORPORATION

                                                By: /s/ Richard G. Johnson
                                                    -----------------------
                                                    Richard G. Johnson,
                                                    Chief Financial Officer

Dated: September 11, 2003

                                  Exhibit Index

Exhibit No.       Description

Exhibit 1 Stock Purchase Agreement, dated as of August 14, 2003, between Cemex, Inc. and Phibro Animal Health Corporation [A request for confidential treatment has been made with respect to portions of this document. Confidential portions have been omitted and filed separately with the SEC.]